UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2014

__________________

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

__________________

Nevada	333-166786	45-3849662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 University Ridge Suite D Greenville, SC	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 751-4880

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On Thursday, July 17, 2014, Scio Diamond Technology Corporation (the “Company”) held a conference call during which the Company provided an update on recent events at the Company (the “Investor Call”).

The transcript of the Investor Call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description

99.1	Transcript of the Company’s July 17, 2014 investor call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION (Registrant)

	By:	/s/ Gerald McGuire
Date: July 21, 2014		Gerald McGuire
Chief Executive Officer
(On behalf of the Registrant and as its principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of the Company’s July 17, 2014 investor call.